                                                                    Exhibit 10.6



                        MERISTAR HOTELS & RESORTS, INC.

                                 INCENTIVE PLAN

                               TABLE OF CONTENTS


                                                                Page
                                                                ----

ARTICLE I
     DEFINITIONS............................................... -1-
     -----------
     1.1  Affiliate............................................ -1-
          ---------
     1.2  AGHI................................................. -1-
          ----
     1.3  Agreement............................................ -1-
          ---------
     1.4  Award................................................ -1-
          -----
     1.5  Board................................................ -1-
          -----
     1.6  Code................................................. -1-
          ----
     1.7  Committee............................................ -1-
          ---------
     1.8  Common Stock......................................... -1-
          ------------
     1.9  Company.............................................. -1-
          -------
     1.10  Exchange Act........................................ -1-
           ------------
     1.11  Fair Market Value................................... -1-
           -----------------
     1.12  Incentive Award..................................... -2-
           ---------------
     1.13  Lessee.............................................. -2-
           ------
     1.14  MeriStar............................................ -2-
           --------
     1.15  Option.............................................. -2-
           ------
     1.16  Participant......................................... -2-
           -----------
     1.17  Performance Shares.................................. -2-
           ------------------
     1.18  Permitted Family Members............................ -2-
           ------------------------
     1.19  Plan................................................ -2-
           ----
     1.20  Stock Award......................................... -2-
           -----------
     1.21  Ten Percent Shareholder............................. -2-
           -----------------------

ARTICLE II
     PURPOSES.................................................. -3-
     --------

ARTICLE III
     ADMINISTRATION............................................ -3-
     --------------

ARTICLE IV
     ELIGIBILITY............................................... -4-
     -----------

ARTICLE V
     STOCK SUBJECT TO PLAN..................................... -4-
     ---------------------
     5.1  Shares Issued........................................ -4-
          -------------
     5.2  Aggregate Limit...................................... -4-
          ---------------
     5.3  Reallocation of Shares............................... -5-
          ----------------------

ARTICLE VI
     OPTIONS..................................................  -5-
     -------
     6.1  Award...............................................  -5-
          -----
     6.2  Option Price........................................  -5-
          ------------
     6.3  Maximum Option Period...............................  -5-
          ---------------------
     6.4  Nontransferability..................................  -6-
          ------------------
     6.5  Transferable Options................................  -6-
          --------------------
     6.6  Employee Status.....................................  -6-
          ---------------
     6.7  Exercise............................................  -6-
          --------
     6.8  Payment.............................................  -6-
          -------
     6.9  Shareholder Rights..................................  -7-
          ------------------
     6.10  Disposition of Stock...............................  -7-
           --------------------

ARTICLE VII
     STOCK AWARDS.............................................  -7-
     ------------
     7.1  Award...............................................  -7-
          -----
     7.2  Vesting.............................................  -7-
          -------
     7.3  Performance Objectives..............................  -7-
          ----------------------
     7.4  Employee Status.....................................  -8-
          ---------------
     7.5  Shareholder Rights..................................  -8-
          ------------------

ARTICLE VIII
     PERFORMANCE SHARE AWARDS.................................  -8-
     ------------------------
     8.1  Award...............................................  -8-
          -----
     8.2  Earning the Award...................................  -8-
          -----------------
     8.3  Payment.............................................  -9-
          -------
     8.4  Shareholder Rights..................................  -9-
          ------------------
     8.5  Nontransferability..................................  -9-
          ------------------
     8.6  Transferable Performance Shares.....................  -9-
          -------------------------------
     8.7  Employee Status.....................................  -9-
          ---------------

ARTICLE IX
     INCENTIVE AWARDS......................................... -10-
     ----------------
     9.1  Award............................................... -10-
          -----
     9.2  Terms and Conditions................................ -10-
          --------------------
     9.3  Nontransferability.................................. -10-
          ------------------
     9.4  Transferable Incentive Awards....................... -10-
          -----------------------------
     9.5  Employee Status..................................... -11-
          ---------------
     9.6  Shareholder Rights.................................. -11-
          ------------------

ARTICLE X..................................................... -11-

ARTICLE XI
     ADJUSTMENT UPON CHANGE IN COMMON STOCK................... -11-
     --------------------------------------

ARTICLE XII
     COMPLIANCE WITH LAW AND
     APPROVAL OF REGULATORY BODIES; GOVERNING LAW............. -12-
     --------------------------------------------

ARTICLE XIII
     GENERAL PROVISIONS....................................... -12-
     ------------------
     13.1  Effect on Employment and Service................... -12-
           --------------------------------
     13.2  Unfunded Plan...................................... -13-
           -------------
     13.3  Rules of Construction.............................. -13-
           ---------------------

ARTICLE XIV
     AMENDMENT................................................ -13-
     ---------

ARTICLE XV
     DURATION OF PLAN......................................... -13-
     ----------------

ARTICLE XVI
     EFFECTIVE DATE OF PLAN................................... -13-
     ----------------------

                                    ARTICLE I
                                   DEFINITIONS
                                   -----------

              1.1 Affiliate means any "subsidiary" or "parent" corporation
                  ---------
(within the meaning of Section 424 of the Code) of the Company and MeriStar H&R Operating Partnership, L.P.

              1.2 Agreement means a written agreement (including any amendment
                  ---------
or supplement thereto) between the Company and a Participant specifying the terms and conditions of a Stock Award, an award of Performance Shares or an Option or Incentive Award granted to such Participant.

              1.3 Award means any of an Incentive Award, an Option, an award of
                  -----
Performance Shares, or a Stock Award.

              1.4 Board means the Board of Directors of the Company.
                  -----
              1.5 Code means the Internal Revenue Code of 1986, and any
                  ----
amendments thereto.

              1.6 Committee means the Compensation Committee of the Board or a
                  ---------
subcommittee thereof comprised of at least two (2) directors each of whom is a non-employee director within the meaning of Securities and Exchange Commission Rule 16b-3.

               1.7 Common Stock means the common stock, $0.01 par value, of the
                   ------------
Company.

              1.8 Company means MeriStar Hotels & Resorts, Inc., a Delaware
                  -------
corporation.

              1.9 Exchange Act means the Securities Exchange Act of 1934, as
                  ------------
amended and as in effect on the effective date of this Plan.

              1.10 Fair Market Value means, on any given date, the current fair
                   -----------------
market value of the shares of Common Stock as determined below:

              If the Common Stock is not listed on an established stock exchange, the Fair Market Value shall be the average of the final bid and asked quotations on the over-the-counter market in which the Common Stock is traded or, if applicable, the reported "closing" price of a share of Common Stock in the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc. If the Common Stock is listed on one or more established stock exchanges, Fair Market Value shall be deemed to be the highest closing price of a share of Common Stock reported on any such exchange. In any case, if no sale of Common Stock is made on any stock exchange or over-the-counter market on that date, then Fair Market Value shall be determined as of the next preceding day on which there was a sale. If the Common Stock is not traded, Fair Market Value shall be determined by the Board using any reasonable method in good faith.

              1.11 Incentive Award means an award which, subject to such terms
                   ---------------
and conditions as may be prescribed by the Administrator, entitles the Participant to receive a cash payment from the Company or an Affiliate.

              1.12 MeriStar means MeriStar Hospitality Corporation, a Maryland
                   --------
corporation.

              1.13 Option means a stock option that entitles the holder to
                   ------
purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

              1.14 Participant means an employee of the Company or an Affiliate,
                   -----------
including an employee who is a member of the Board, or an individual whose efforts contribute to the performance or success of the Company or an Affiliate, who satisfies the requirements of Article IV and is selected by the Committee to receive a Stock Award, an Option, an Incentive Award, an award of Performance Shares or a combination thereof.

              1.15 Performance Shares means an award, in the amount determined
                   ------------------
by the Committee and specified in an Agreement, stated with reference to a specified number of shares of Common Stock, that entitles the holder to receive a payment for each specified share equal to the Fair Market Value of Common Stock on the date of payment.

              1.16  Permitted Family Members shall have the meaning set forth in
                    ------------------------
Section 6.5 hereof.

              1.17 Plan means the MeriStar Hotels & Resorts, Inc. Incentive
                   ----
Plan.

              1.18 Spin-Off means the effective time of the spin-off of the
                   --------
Company by Capstar Hotel Company, a Delaware corporation, and certain of its affiliates.

              1.19 Stock Award means Common Stock awarded to a Participant under
                   -----------
Article VIII.

              1.20 Ten Percent Shareholder means any individual owning more than
                   -----------------------
ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate. An individual shall be considered to own any voting stock owned (directly or indirectly) by or for his brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary.

                                  ARTICLE II
                                   PURPOSES
                                   --------

              The Plan is intended to assist the Company and its Affiliates in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Affiliates and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of both Options qualifying under Section 422 of the Code ("incentive stock options") and Options not so qualifying, and the grant of Stock Awards, Performance Shares and Incentive Awards. No Option that is intended to be an incentive stock option shall be invalid for failure to qualify as an incentive stock option. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

                                  ARTICLE III
                                ADMINISTRATION
                                --------------

              The Plan shall be administered by the Committee. The Committee shall have authority to grant Stock Awards, Performance Shares, Incentive Awards and Options upon such terms (not inconsistent with the provisions of this Plan) as the Committee may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or on the transferability or forfeitability of a Stock Award, Incentive Award or Performance Shares. Notwithstanding any such conditions, the Committee may, in its discretion, accelerate the time at which any Option may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or the time at which an Incentive Award or Performance Shares may be settled. In addition, the Committee shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. Any decision made, or action taken, by the Committee or in connection with the administration of this Plan shall be final and conclusive. Neither the Committee nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement, Option, Stock Award, Incentive Award or award of Performance Shares. All expenses of administering this Plan shall be borne by the Company.

              The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee's authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act; provided, however, the
                                                        --------  -------
Committee shall not delegate its authority (i) to appoint delegates or its authority to amend or revoke any delegation, (ii) under Articles XI and XII hereof and (iii) to accelerate the exercisability of Options, the transferability of Stock Awards or the time at which Incentive Awards or awards of Performance Shares may be settled. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee's delegate or delegates that were consistent with the terms of the Plan.

                                  ARTICLE IV
                                  ELIGIBILITY
                                  -----------

              Any employee of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) or a person whose efforts contribute to the performance or success of the Company or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan) (other than a Board member or an employee of MeriStar who is not also an employee of the Company or an Affiliate) is eligible to participate in this Plan if the Committee, in its sole discretion, determines that such person has contributed significantly or can be expected to contribute significantly to the profits or growth of the Company or an Affiliate. Directors of the Company who are employees of the Company or an Affiliate may be selected to participate in this Plan.

                                   ARTICLE V
                             STOCK SUBJECT TO PLAN
                             ---------------------

              5.1 Shares Issued. Upon the award of shares of Common Stock
                  -------------
pursuant to a Stock Award or the settlement of a Performance Share award, the Company may issue shares of Common Stock from its authorized but unissued Common Stock. Upon the exercise of an Option, the Company may deliver to the Participant (or the Participant's broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

              5.2 Aggregate Limit. With respect to calendar year 1998, the
                  ---------------
maximum number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be the total of (i) twelve (12%) percent of the number of shares of Common Stock outstanding immediately after the Spin-Off. Thereafter, at any given time, the maximum number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be the total of
(i) twelve (12%) percent of the number of shares of Common Stock that were outstanding as of the end of the immediately preceding calendar year (rounded downward if necessary to eliminate fractional shares), minus (ii) the number of shares subject to Awards which were granted under the Plan through the last day of the immediately preceding calendar year, plus (iii) as of the last day of the immediately preceding calendar year, the number of shares with respect to which previously granted Awards have expired. In addition to the foregoing, in no event may the total number of shares of Common Stock covered by outstanding Incentive Stock Options granted under the Plan, plus the number of shares of Common Stock issued pursuant to the exercise of Incentive Stock Options, whenever granted under the Plan, exceed 1,400,000 shares.

The maximum aggregate number of shares that may be issued under this Plan shall be subject to adjustment as provided in XI.

              5.3 Reallocation of Shares. If an Award is terminated (for any
                  ----------------------
reason other than its exercise), forfeited or expires unexercised, the number of shares of Common Stock allocated to the Award or portion thereof which was terminated, forfeited or expired unexercised may be reallocated to other Awards to be granted under this Plan.

                                  ARTICLE VI
                                    OPTIONS
                                    -------

              6.1 Award. In accordance with the provisions of Article IV, the
                  -----
Committee will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such awards; provided, however, that no individual may be granted Options in any calendar year covering more than 750,000 shares of Common Stock.

              6.2 Option Price. The price per share for Common Stock purchased
                  ------------
on the exercise of an Option shall be determined by the Committee on the date of grant; provided, however, that the price per share for Common Stock purchased on the exercise of any Option shall not be less than the Fair Market Value on the date of grant or, with respect to Options granted in connection with the initial employment of an individual, eighty-five (85%) percent of the Fair Market Value on the date the Option is granted; provided, however, that no more than ten percent (10%) of the shares of Common Stock issued under the Plan be may granted at less than one hundred percent (100%) of Fair Market Value. Notwithstanding the preceding sentence, the price per share for Common Stock purchased on the exercise of any Option that is an incentive stock option shall not be less than the Fair Market Value on the date the Option is granted or, in the case of an incentive stock option granted to an individual who is a Ten Percent Shareholder on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date the Option is granted.

              6.3 Maximum Option Period. The maximum period in which an Option
                  ---------------------
may be exercised shall be determined by the Committee on the date of grant, except that no Option that is an incentive stock option shall be exercisable after the expiration of ten years from the date such Option was granted. In the case of an incentive stock option that is granted to a Participant who is a Ten Percent Shareholder on the date of grant, such Option shall not be exercisable after the expiration of five years from the date of grant. The terms of any Option that is an incentive stock option may provide that it is exercisable for a period less than such maximum period.

              6.4 Nontransferability. Except as provided in Section 6.5 hereof,
                  ------------------
each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. During the lifetime of the Participant to whom the option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

              6.5 Transferable Options. Section 6.4 hereof to the contrary
                  --------------------
notwithstanding, if the Agreement provides, an Option that is not an incentive stock option may be transferred by a Participant to the Participant's children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners (collectively, "Permitted Family Members"); provided, however, that the Participant may not receive any consideration for the transfer. The holder of an Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant.

              6.6 Employee Status. For purposes of determining the applicability
                  ---------------
of Section 422 of the Code (relating to incentive stock options), or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons, shall not be deemed interruptions of continuous employment.

              6.7 Exercise. Subject to the provisions of this Plan and the
                  --------
applicable Agreement, an Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement; provided, however, that incentive stock options (granted under the Plan and all plans of the Company and its Affiliates) may not be first exercisable in a calendar year for stock having a Fair Market Value (determined as of the date an option is granted) exceeding $100,000. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires in accordance with Section 6.3 hereof. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option.

              6.8 Payment. Unless otherwise provided by the Agreement, payment
                  -------
of the Option price shall be made in cash or a cash equivalent acceptable to the Committee. If the Agreement provides, payment of all or part of the Option price may be made by surrendering shares of Common Stock to the Company. If Common stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised. In addition, a Participant may provide instructions to the Company that upon receipt of the Option price in cash from a broker or dealer acting at the direction of the Participant in payment for any shares of Common Stock pursuant to the exercise of an Option, the Company shall issue such shares of Common Stock directly to the designated broker or dealer.

              6.9 Shareholder Rights. No Participant shall have any rights as a
                  ------------------
shareholder with respect to shares subject to his Option until the date of exercise of such Option.

              6.10 Disposition of Stock. A Participant shall notify the Company
                   --------------------
of any sale or other disposition of Common Stock acquired pursuant to an Option that was an incentive stock option if such sale or disposition occurs:

                      (i)    within two years of the grant of an Option or

                      (ii) within one year of the issuance of the Common Stock to the Participant.

Such notice shall be in writing and directed to the Secretary of the Company.

                                  ARTICLE VII
                                 STOCK AWARDS
                                 ------------

              7.1 Award. In accordance with the provisions of Article IV, the
                  -----
Committee will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by such awards; provided, however, that no individual may receive Stock Awards with respect to more than 50,000 shares of Common Stock in any calendar year and no more than thirty (30%) percent of the shares of Common Stock available under the Plan may be issued in the form of Stock Awards.

              7.2 Vesting. The Committee, on the date of the award, may
                  -------
prescribe that a Participant's rights in the Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. Except with respect to Stock Awards any portion of which are immediately vested, the period of restriction shall be at least three years; provided, however, that the minimum period of restriction shall be at least one year in the case of (i) the restricted portion of a Stock Award with an immediately vested portion and (ii) a Stock Award that will become transferable and nonforfeitable on account of the satisfaction of performance objectives prescribed by the Committee.

              7.3 Performance Objectives. In accordance with Section 7.2 hereof,
                  ----------------------
the Committee may prescribe that Stock Awards will be vested immediately upon grant or will become vested or transferable or both based on objectives stated with respect to the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, funds from operations or Fair Market Value. If the Committee, on the date of award, prescribes that a Stock Award shall become nonforfeitable and transferable only upon the attainment of performance objectives stated with respect to one or more of the foregoing criteria, the shares subject to such Stock Award shall become nonforfeitable and transferable only to the extent that the Committee certifies that such objectives have been achieved.

              7.4 Employee Status. In the event that the terms of any Stock
                  ---------------
Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment, the Committee may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

              7.5 Shareholder Rights. Prior to their forfeiture (in accordance
                  ------------------
with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all rights of a shareholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

                                 ARTICLE VIII
                           PERFORMANCE SHARE AWARDS
                           ------------------------

              8.1 Award. In accordance with the provisions of Article IV, the
                  -----
Committee will designate each individual to whom an award of Performance Shares is to be made and will specify the number of shares of Common Stock covered by such awards; provided, however, that no Participant may receive an award of Performance Shares in any calendar year for more than 12,500 shares of Common Stock.

              8.2 Earning the Award. The Committee, on the date of the grant of
                  -----------------
an award, may prescribe that the Performance Shares, or portion thereof, will be earned, and the Participant will be entitled to receive payment pursuant to the award of Performance Shares only upon the satisfaction of certain requirements or the attainment of certain objectives. By way of example and not of limitation, the restrictions may provide that Performance Shares will be forfeited without payment if the Participant separates from the service of the Company and its Affiliates before the expiration of a stated term or unless the Company, an Affiliate or an operating unit achieves objectives stated with reference to the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, funds from operations or Fair Market Value. If the Committee, on the date of award, prescribes that no payments will be made with respect to Performance Shares unless performance objectives stated with respect to the foregoing criteria are attained, no such payment will be made unless, and then only to the extent that, the Committee certifies that such objectives have been achieved.

              8.3 Payment. In the discretion of the Committee, the amount
                  -------
payable when an award of Performance Shares is earned may be settled in cash, by the issuance of Common Stock or a combination of cash and Common Stock. A fractional share shall not be deliverable when an award of Performance Shares is earned, but a cash payment will be made in lieu thereof.

              8.4 Shareholder Rights. No Participant shall, as a result of
                  ------------------
receiving an award of Performance Shares, have any rights as a shareholder until and to the extent that the award of Performance Shares is earned and settled by the issuance of Common Stock. After an award of Performance Shares is earned, if settled completely or partially in Common Stock, a Participant will have all the rights of a shareholder with respect to such Common Stock.

              8.5 Nontransferability. Except as provided in Section 8.6 hereof,
                  ------------------
Performance Shares granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in any Performance Shares shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

              8.6 Transferable Performance Shares. Section 8.5 hereof to the
                  -------------------------------
contrary notwithstanding, the Committee may grant Performance Shares which are transferable to Permitted Family Members to the extent that, and on such terms and conditions as may be permitted by, Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of Performance Shares transferred pursuant to this section shall be bound by the same terms and conditions that governed the Performance Shares during the period that they were held by the Participant.

              8.7 Employee Status. In the event that the terms of any
                  ---------------
Performance Share award provide that no payment will be made unless the Participant completes a stated period of employment, the Committee may decide to what extent leaves of absence for government or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.


                                  ARTICLE IX
                               INCENTIVE AWARDS
                               ----------------

              9.1 Award. In accordance with the provisions of Article IV, the
                  -----
Committee shall designate Participants to whom Incentive Awards are made. All Incentive Awards shall be finally determined exclusively by the Committee under the procedures established by the Committee; provided, however, that no Participant may receive an Incentive Award payment in any calendar year that exceeds the lesser of (i) one hundred (100%) percent of the Participant's base salary (prior to any salary reduction or deferral elections) as of the date of grant of the Incentive Award or (ii) $250,000.

              9.2 Terms and Conditions. The Committee, at the time an Incentive
                  --------------------
Award is made, shall specify the terms and conditions which govern the award. Such terms and conditions shall prescribe that the Incentive Award shall be earned only to the extent that the Company, an Affiliate or an operating unit, during a performance period of at least one year, achieves objectives stated with respect to the Company's, an Affiliate's or an operating unit's return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, funds from operations or Fair Market Value. Such terms and conditions also may include other limitations on the payment of Incentive Awards including, by way of example and not of limitation, requirements that the Participant complete a specified period of employment with the Company or an Affiliate or that the Company, an Affiliate, or the Participant attain stated objectives or goals (in addition to those prescribed in accordance with the preceding sentence) as a prerequisite to payment under an Incentive Award. The Committee, at the time an Incentive Award is made, shall also specify when amounts shall be payable under the Incentive Award and whether amounts shall be payable in the event of the Participant's death, disability, or retirement. No payment shall be made under an Incentive Award except to the extent that the Committee certifies that the objectives governing such award have been achieved.

              9.3 Nontransferability. Except as provided in Section 9.4 hereof,
                  ------------------
Incentive Awards granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. No right or interest of a Participant in an Incentive Award shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

              9.4 Transferable Incentive Awards. Section 9.3 hereof to the
                  -----------------------------
contrary notwithstanding, the Committee may grant Incentive Awards which are transferable to Permitted Family Members to the extent that, and on such terms and conditions as may be permitted by, Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Incentive Award transferred pursuant to this section shall be bound by the same terms and conditions that governed the Incentive Award during the period that it was held by the Participant.

              9.5 Employee Status. If the terms of an Incentive Award provide
                  ---------------
that a payment will be made thereunder only if the Participant completes a stated period of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment.

              9.6 Shareholder Rights. No Participant shall, as a result of
                  ------------------
receiving an Incentive Award, have any rights as a shareholder of the Company or any Affiliate on account of such award.

                                   ARTICLE X
                       ACCELERATION UPON CERTAIN EVENTS
                       --------------------------------

              In the event (i) of the commencement of a public tender offer for all or any portion of the Common Stock, (ii) a proposal to merge, consolidate or otherwise combine with another company is submitted to the stockholders of the Company for approval, or (iii) the Board approves any transaction or event that would constitute a change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of the Securities Exchange Act of 1934, as amended, all outstanding Options and awards shall become fully vested or exercisable, as the case may be, in each case as of the date of the consummation of such tender offer or other transaction or event.

                                  ARTICLE XI
                    ADJUSTMENT UPON CHANGE IN COMMON STOCK
                    --------------------------------------

              The maximum number of shares as to which Options, Stock Awards and Performance Shares may be granted under this Plan, the terms of outstanding Stock Awards, Options, Performance Share awards and Incentive Awards, and the per individual limitations on the number of shares for which Options, Stock Awards and Performance Shares may be granted, shall be adjusted as the Committee shall determine to be equitably required in the event that there is an increase or reduction in the number of shares of Common Stock, or any change (including, but not limited to, a change in value) in the shares of Common Stock or exchange of shares of Common Stock for a different number or kind of shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, subdivision or consolidation of shares, extraordinary dividend, change in corporate structure or otherwise. Any determination made under this Article XI by the Committee shall be final and conclusive.

              The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Options, Stock Awards and Performance Shares may be granted, the per individual limitations on the number of shares for which Options, Stock Awards and Performance Shares may be granted or the terms of outstanding Stock Awards, Options, Incentive Awards or Performance Shares.

              The Committee may make Stock Awards and may grant Options, Incentive Awards and Performance Shares in substitution for performance shares, phantom shares, stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or an Affiliate in connection with a transaction described in the first paragraph of this Article XI. Notwithstanding any provision of the Plan (other than the limitation of Section 5.2 hereof), the terms of such substituted Stock Awards, Option, Incentive Awards or Performance Share grants shall be as the Committee, in its discretion, determines is appropriate.

                                  ARTICLE XII
                            COMPLIANCE WITH LAW AND
                 APPROVAL OF REGULATORY BODIES; GOVERNING LAW
                 --------------------------------------------

              No Option shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company's shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an option is exercised or a Performance Share settled may bear such legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters. Except as to matters of federal law, this Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.

                                 ARTICLE XIII
                              GENERAL PROVISIONS

              13.1 Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall confer upon any individual any right to continue in the employ or service of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment or service of any individual at any time with or without assigning a reason therefor.

              13.2 Unfunded Plan. The Plan, insofar as it provides for grants,
                   -------------
shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

              13.3 Rules of Construction. Headings are given to the articles and
                   ---------------------
sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

                                  ARTICLE XIV
                                   AMENDMENT
                                   ---------

              The Board may amend or terminate this Plan from time to time; provided, however, that no amendment may become effective until shareholder
--------  -------
approval is obtained if the amendment materially (i) increases the aggregate number of shares of Common Stock that may be issued under the Plan, (ii) changes the class of individuals eligible to become Participants or (iii) increases the benefits that may be provided under the Plan. No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any outstanding Stock Award, Option, Incentive Award or Performance Share award outstanding at the time such amendment is made.

                                  ARTICLE XV
                               DURATION OF PLAN
                               ----------------

              No Stock Award, Option, Incentive Award or Performance Share award may be granted under this Plan more than ten years after the earlier of the date this Plan was adopted by the Board or the date this Plan was originally approved by stockholders, as reflected in Article XVI. Stock Awards, Options, Incentive Awards and Performance Share awards granted before that date shall remain valid in accordance with their terms.

                                  ARTICLE XVI
                            EFFECTIVE DATE OF PLAN
                            ----------------------

              The Plan was originally adopted by the Board on _____________, 1998, and approved by shareholders on ____________, 1998.